Exhibit 99.1

"The Best Prices at The Best Places...Guaranteed"

Table of Contents Page # About Hotels.com ........................... 4 The Lodging Market ......................... 23 Future Revenue Growth ...................... 29 Investment Considerations .................. 41

Securities Matters This news release contains "forward-looking statements" within the meaning of section 21E of the Securities Exchange Act of 1934, as amended. The company has based these forward-looking statements on its current expectations and projections about future events, based on the information currently available to it. The forward- looking statements include statements relating to the company's anticipated financial performance, business prospects, new developments, new strategies and similar matters. The following important factors, in addition to those described under the section "Risk Factors" in the company's Annual Report on Form 10-K for the year ended December 31, 2001 (which is available upon request from the company or on the company's website, www.hotels.com, under the heading "Investor Relations") may affect the future results of the company and cause those results to differ materially from those expressed in the forward-looking statements; material adverse changes in the economic conditions in the company's markets; future regulatory actions and conditions in the company's operating areas; competition from others; product demand and market acceptance; the ability to protect proprietary information and technology or to obtain necessary licenses on commercially reasonable terms; and the ability to obtain and retain key executives and employees. The company undertakes no obligation to publicly update or revise any forward- looking statements, whether as a result of new information, future events or any other reason.

About Hotels.com

Company Overview Largest specialized provider of discount lodging. Prices up to 70% off regular rates. 10-year track record of profitable growth. Started in 1991. Founders run the company. Properties: 6,300 in 225 global markets. Employees: 1,000 in U.S., Europe and Asia. Owners: 16% Founders/Employees, 16% Public, 68% USA Interactive.

Revenue Growth 1997 1998 1999 2000 2001 REVEN 35 66 162 328 536 98% CAGR in Revenue 1997 - 2001 ($ millions)

Profit Growth 1997 1998 1999 2000 2001 EBITDA 6 11 24 53 81 95% CAGR in EBITDA 1997 - 2001 ($ millions)

Adjusted EPS Growth 1Q00 2Q00 3Q00 4Q00 1Q01 2Q01 3Q01 4Q01 1Q02 EPS 0.12 0.16 0.18 0.22 0.2 0.26 0.27 0.27 0.3 Adjusted Earnings Per Share (diluted)

Strong Cash Flow & Balance Sheet Cash Flow 2001 Cash from Operations $ 103 mm 2001 Capital Expenditures $ 5 mm Balance Sheet (3/31/02) Cash & Investments $ 302 mm Stockholders' Equity $ 565 mm No Debt

2002 Interim Results 1st Quarter (thru March 31st) 2002 2001 % Ch. Revenue $ 165.7 mm $ 105.3 mm + 57% Adjusted EBITDA $ 25.8 mm $ 15.8 mm + 63% Adjusted EPS (diluted) $ 0.30 $ 0.20 + 48% Room Nights Sold 1,408 K 799 K + 76%

How We Buy We buy wholesale, sell retail, & produce a gross profit. Wholesale rates are negotiated one hotel at a time, locked in for at least 12 months. All contracts have a guaranteed room supply for 12 - 36 months. Minimal inventory risk, can return unsold rooms. Independent hotels & franchisees of hotel brands comprise vast majority of supply. No supplier/brand concentrations.

Customer Transactions Customers pay us in full when they book; we pay hotels after checkout. Over 97% of our business is Internet-sourced. 70% is booked online, 30% booked in call centers. 75% is discretionary leisure travel or visiting friends & family; 25% is business-related. Average hotel booking is 2.2 nights, $250-$300. Average vacation rental booking is 4 nights, $500-$700.

We Meet Our Customers' Needs Great values, all the time. Huge selection, all in one place. We have all types of lodging (hotels, motels, boutiques, luxury hotels, resorts, independents & national brands, condos, timeshares, vacation rentals). Easy to shop, easy to buy. We're in stock, even on sold-out dates. Hotel descriptions, maps, location searching very important to website users. Good service.

Our Distribution Is Broad & Balanced 40% booked Direct in June, 2002 (up 5% since March) via www.hotels.com, other company-owned sites, & direct call center sales such as 1-800-2-HOTELS. 60% booked via 25,000+ Affiliates in June, 2002. 50-50 Direct/Affiliate mix likely during 2003. Hotels.com is currently up to 20% of our bookings. All other direct business is 20%. Travelocity is 16%. All other affiliates are 44% in total and < 5% each. We will keep growing through both channels.

The Best Brand in Online Lodging www.hotels.com launched on March 25th, 2002: Up to 10% of total bookings in 30 days. Up to 20% of total bookings in 90 days. Sales still growing. Look-to-book ? 30% higher than our original site. Technology platform will be made available to our affiliates soon. Higher conversion rates expected. New phone #, 1-800-2-HOTELS, has excellent traction. Site will be continually enhanced with new features.

The Best Brand in Online Lodging (cont'd) Incremental sales from hotels.com are already more than paying for the incremental advertising spend. Will continue to advertise the brand throughout 2002, with same goal of making hotels.com a positive net contributor to EBITDA in 2002. High consumer recall with the brand. Most consumers remember hotels.com the very first time they hear it. Unique opportunity to make hotels.com a household brand name over time, but with accretive advertising spend along the way.

Affiliate Distribution

hotels.com

- 25,000+ affiliates worldwide.
  - Both Internet and Call Center affiliate relationships.
  - Typically 3-5 year exclusive agreements.
- Examples of current affiliates:
  - Online agencies: Travelocity (provider to AOL and Yahoo!), Cheap Tickets, Trip.com, BestFares.
  - Airlines: Continental, Northwest, America West, Spirit Air, US Airways.
  - Europe: eBookers, LastMinute, Online Travel Company.
  - Other: Worldspan, Hotel & Travel Index, WorldRes.

17

Dated: June 24, 2002

Our Gross Margin % Should Remain Stable Higher gross margin lodging products are growing as a % of our overall business: % of Total Bookings June, '02 June, '01 International hotels 14.1% 10.4% Vacation rentals (VR's) 5.2% 3.1% Domestic hotels 80.7% 86.5% International hotels and VR's are growing at well over 100%, year-over-year, due to: - Increased staffing - Better merchandising - More products - Call center actions - Greater distribution - Increased marketing

Gross Margin % (cont'd) Over time, other high-margin revenue streams should increase as a % of our total revenues, including: Revenue-sharing income related to destination spending, such as commissions on tickets for shows (Las Vegas, Broadway), events, local tours and attractions, online restaurant reservations, etc. Commission income from other travel products such as car rentals (sold by our TravelNow subsidiary). Point-of-sale advertising revenue from lodging suppliers that advertise on our websites.

Gross Margin % (cont'd) We do not expect competition to reduce our aggregate gross margin: Hotels and VR's are a $300 billion market in the U.S. & Europe alone, with room for other players. In 2001, we sold less than 1/5 of 1% of all hotel rooms & vacation rentals. Hotel industry occupancy has been only 60 - 65% in recent years. Thus, our large & growing customer base is an increasingly important source of revenue for thousands of hotels worldwide.

Gross Margin % (cont'd) Competition/gross margin (cont'd): We are a cost-effective distribution channel for hotels and vacation rentals. They benefit from our marketing to tens of millions of consumers over the Internet. We do not charge booking fees, commissions, or marketing fees to distribute for hotels & VR's. We have 10+ years of experience, infrastructure, and the best online lodging brand, www.hotels.com.

Cost Control & Operating Leverage Objective ? At least 15% EBITDA margins, consistently. Potential for future operating leverage of up to 4% of total revenue, over time, through: Higher % of direct vs. affiliate sales Higher % of online vs. call center bookings Technology & process efficiencies Scale. Very low fixed cost base. Relentless cost control. Modest capital expenditure requirements for growth.

The Lodging Market

Size of Market Opportunity $300+ billion of hotel rooms & VR's booked annually in U.S. & Europe alone. Our share of U.S. and European hotel & VR bookings was < 1/5 of 1% in 2001. $100+ billion of empty hotel rooms & VR's annually in U.S. & Europe. Market opportunity in U.S. and European hotels & VR's exceeds $400 billion, including booked & empty rooms. Caribbean, Canada, Mexico, Asia, & South/Central America market data not included above.

The U.S. & European Hotel Markets U.S. Hotel Market: 4.1 million rooms 60% chain-affiliated hotels 40% independent hotels European Hotel Market: 5.7 million rooms 80% independent hotels 20% chain-affiliated hotels

Fragmented Hotel Ownership/Distribution The top 50 U.S. hotel brands, combined, own or manage 15.9% of their U.S. properties. Inventory and distribution decisions in the worldwide hotel industry are largely decentralized & local. By contrast, every airline controls pricing & distribution for each seat on every one of its flights. 100% control of inventory & distribution.

Top 50 U.S. Hotel Brands (ranked by total # of U.S. rooms) Brand Total # of U.S. Properties # of Company Owned & Managed U.S. Properties Owned & Managed as % of Total U.S. Properties 1. Holiday Inns/Hotels/Suites 1,056 53 5.0% 2. Best Western Hotels 2,143 0 0.0% 3. Days Inn 1,943 0 0.0% 4. Ramada Franchise Systems 1,005 0 0.0% 5. Super 8 Motels 1,933 0 0.0% 6. Marriott Hotels, Resorts & Suites 277 238 85.9% 7. Hampton Inns & Suites 1,094 28 2.6% 8. Comfort Inns 1,276 0 0.0% 9. Hilton Hotels 230 55 23.9% 10. Motel 6 812 691 85.1% 50. Adams Mark Hotels & Resorts 24 24 100.0% Total for Top 50 Brands: 20,798 3,301 15.9%

Drive-To Markets: Huge Factor in Lodging 90% of all travelers use ground transportation (auto, train, bus) to reach their destinations, despite bargain airfares. Clear need for both local and national marketing. Ground Fly Travelers 0.9 0.1

Future Revenue Growth

Fast Growth in Revenue Will Continue Hotel Booking is Moving Online Expansion of Current Lodging Product Lines Increased Direct Business Increased Revenue through Affiliates New Product Lines & Other Revenue Streams Acquisitions & Strategic Investments

Hotel Booking is Moving Online Online Off-line Penetration 0.03 0.97 Online Off-line Penetration 0.13 0.87 Online Lodging %, 2000 Online Lodging %, 2005E* *CSFB Estimates, U.S. market only

Hotel Booking is Moving Online (cont'd) 2001E 2002E 2003E 2004E 2005E Revenue 4081 6025 7854 10035 12827 Online U.S. Lodging Revenue 2001E - 2005E ($ millions) Source: CSFB Estimates

Hotel Booking is Moving Online (cont'd) Past projections for online hotel bookings have been consistently low. 80% of hotel bookings are made by consumers calling hotels directly. Huge opportunity to shift this to the web & hotels.com. Telephone booking method very inadequate: No pictures, descriptions or maps available. Comparison shopping impossible. Consumers save 20% (avg.) by booking hotels online. Hotels.com is faster & easier, with much better values and selection.

Hotel Booking is Moving Online (cont'd) Booking online through Hotels.com is simply a better way to shop and book: Broad selection. Guaranteed low prices. Quick and easy experience. Availability, even on sold-out dates. Calling one hotel at a time is time-consuming, frustrating, and yields inconsistent results. Our marketing campaign will convey these messages.

Expansion of Current Lodging Product Lines Our experience and track record have shown that More Rooms = More Revenue We will increase: # of properties # of rooms per property # of cities (now unlimited, due to geo-coding) Expansion in both the hotel and VR categories. Geographic growth in hotels & vacation rentals: - U.S. - Europe - Caribbean - Asia - Canada & Mexico - South & Central America

Increased Direct Revenue www.hotels.com is a proven early winner. Easy-to-remember name, great brand recall. Advertising for www.hotels.com will increase over time (but will decrease as % of revenue). Loyalty/frequency programs will be introduced in 2002-3. New Customer Relationship Management tools coming. More European marketing in 2002-3. Other niche brands/sites being introduced. Direct channel ? Lowest overall cost channel.

Increased Revenue through Affiliates Current Affiliates: Most are growing at least as fast as online travel (> 30% per year). Many are growing much faster. Many ways to increase sales from current affiliates: Affiliates using Hotels.com technology should see up to 30% higher look-to-book rates. Expansion of our product line = more sales. Better merchandising on affiliates' sites. More promotions with affiliates. Helping affiliates market more effectively. On-site assistance with call center affiliates.

Increased Revenue through Affiliates (cont'd) No Shortage of Potential New Affiliates: Airlines: Web programs, call transfer programs Other industry participants & suppliers: Rental car companies, bus & rail, travel merchandise, CVB's. Full-service travel websites Travel agents: Via GDS companies, 3rd party hotel programs, travel software & other providers. Affinity groups & associations: Travel clubs, financial institutions, professional & lifestyle associations.

New Products & Other Revenues On-line packaging to be introduced before end of 2002. Main purpose is to sell more lodging. Increased commission revenue from other travel products sold by our TravelNow subsidiary (rental cars, airline tickets, cruises, etc.). Increased ad revenues from lodging suppliers that advertise on our websites. Destination-related revenues: Show & event tickets, local tours & attractions, online restaurant reservations (revenue-sharing arrangements with 3rd-party suppliers).

Acquisitions & Strategic Investments Will continue to evaluate acquisitions and strategic investments, both in the U.S. and abroad. Areas of interest include other lodging intermediaries, as well as companies that can expand our distribution base (like the TravelNow acquisition). Any acquisition must be accretive in the year post- closing. May consider small strategic investments occasionally.

Investment Considerations

Investment Considerations Hotels.com - the best online lodging brand. New in 2002. $300 billion market for hotels & VR's in U.S. & Europe. Hotels.com sold < 1/5 of 1% of this market in 2001. Tidal wave of travel & lodging demand moving online. Competitive barriers to scale are daunting. Strong balance sheet, excellent free cash flow. 10-year track record of profitable growth. Simple, straightforward accounting. A highly motivated, determined team of people.

"The Best Prices at The Best Places...Guaranteed"